DOUBLELINE ETF TRUST

DoubleLine Mortgage ETF (the “Fund”)

Supplement dated September 3, 2024 to the Fund’s Summary Prospectus

(the “Summary Prospectus”), Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”), each dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus, or SAI, as applicable.

Effective September 3, 2024 (the “Effective Date”), DoubleLine ETF Adviser LP, the investment adviser to the Fund, has reduced its management fee to the annual rate of 0.39% of the Fund’s average daily net asset value.

As of the Effective Date, the following replaces the fee table and the expense example in the section of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund”:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	$42

3 Years	$132
5 Years	$230
10 Years	$518

As of the Effective Date, the row relating to the Fund in the table under the section of the Prospectus entitled “Advisory Agreement” is deleted in its entirety and replaced with the following:

DoubleLine Mortgage ETF	0.39%

As of the Effective Date, the row relating to the Fund in the first table under the section of the SAI entitled “Investment Advisory Agreement” is deleted in its entirety and replaced with the following:

Mortgage ETF	0.39%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.